FIRST AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT

This First Amendment to Amended and Restated Revolving Credit Agreement (herein, the “Amendment”) is entered into as of December ___, 2019, by and among World Acceptance Corporation (the “Borrower”), Wells Fargo Bank, National Association together with the other financial institutions a party hereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”).
PRELIMINARY STATEMENTS
A.The Borrower, the Lenders, and the Administrative Agent are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of June 7, 2019 (as amended from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
1.1.    The following definition in Section 5.1 of the Credit Agreement (Definitions) shall be amended and restated as follows:
“Net Income Available for Fixed Charges” for any period means Consolidated Adjusted Net Income during such period plus, to the extent deducted in determining Consolidated Adjusted Net Income, (a) all provisions for any Federal, state or other income taxes made by the Borrower and its Restricted Subsidiaries during such period, (b) Fixed Charges of the Borrower and its Restricted Subsidiaries during such period and (c) depreciation, amortization and non-cash share based compensation expenses during such period.
1.2.    The following new definitions are added to Section 5.1 of the Credit Agreement (Definitions):
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
1.3.    Section 8.7(b) of the Credit Agreement (Financial Covenants) shall be amended and restated as follows:
(b)    The Borrower will at the end of each fiscal quarter have a ratio of Net Income Available for Fixed Charges to Fixed Charges for each period of four consecutive fiscal quarters then ending at not less than 2.75 to 1.0.
1.4.    The following new Section 12.29 is added to the Credit Agreement (Monthly Statements):
Section 12.29    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Lender that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Lender of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States of America or a state of the United States of America.
(b)    In the event that any Lender that is a Covered Entity or a BHC Act Affiliate of such Lender becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Lender are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States of America or a state of the United States of America.
1.5.    Effective December 31, 2019, Schedule 6.2 of the Credit Agreement (Subsidiaries) shall be amended and restated as set forth on Exhibit A.
1.6.    As of the date of this Amendment, the Borrower represents and warrants that the information included in the Beneficial Ownership Certification is true and correct in all respects. The Borrower will promptly notify the Administrative Agent of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification.
SECTION 2.    CONDITIONS PRECEDENT.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which the following conditions precedent have been satisfied being referred to herein as the “Effective Date”):
2.1.    The Borrower and the Lenders, shall have executed and delivered this Amendment to the Administrative Agent.
2.2.    The Restricted Subsidiaries parties to the Subsidiary Guaranty Agreement shall have executed and delivered to the Administrative Agent their consent to this Amendment in the form set forth below.
2.3.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.
SECTION 3.    REPRESENTATIONS.
In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent, the Collateral Agent, and the Lenders that as of the date hereof, (a) the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct (except that the representations contained in Section 6.6 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and (b) the Borrower and the Restricted Subsidiaries are in compliance with the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default exists or shall result after giving effect to this Amendment.
SECTION 4.    MISCELLANEOUS.
4.1.    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
4.2.    The Borrower heretofore executed and delivered, among other things, the Company Security Agreement and hereby acknowledges and agrees that the security interests and liens created and provided for therein secure the payment and performance of the Obligations under the Credit Agreement as amended hereby, which are entitled to all of the benefits and privileges set forth therein. Without limiting the foregoing, the Borrower acknowledges that the “Secured Indebtedness” as defined in, and secured by the Collateral pursuant to, the Company Security Agreement shall be deemed amended to include all “Obligations” as defined in the Credit Agreement as amended hereby.
4.3.    The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Administrative Agent.
4.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of a Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (without regard to principles of conflicts of laws).
[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

WORLD ACCEPTANCE CORPORATION

By	________________________________ R. Chad Prashad, President and Chief Executive Officer

Accepted and agreed to:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent and Collateral Agent

By	________________________________
William M. Laird, Senior Vice President

BANK OF AMERICA, N.A.

By
Name
Title

BANK OF MONTREAL By _______________________________ Name Title

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By
Name
Title

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By
Name Title
BANK UNITED, N.A.

By __________________________________
Name
AXOS BANK

By __________________________________
Name Title

PACIFIC WESTERN BANK

By __________________________________
Name
Title

ACKNOWLEDGMENT AND CONSENT
Each of the undersigned is a Restricted Subsidiary of World Acceptance Corporation who has executed and delivered to the Collateral Agent, the Administrative Agent, and the Lenders the Subsidiary Guaranty Agreement and the Subsidiary Security Agreement. Each of the undersigned hereby acknowledges and consents to the First Amendment to Amended and Restated Revolving Credit Agreement set forth above (the “Amendment”) and confirms that the Loan Documents executed by it, and all of its obligations thereunder, remain in full force and effect, and that the security interests and liens created and provided for therein continue to secure the payment and performance of the Obligations of the Borrower under the Credit Agreement after giving effect to the Amendment.
Dated as December ___, 2019.
[SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT TO FOLLOW]

Each of the undersigned acknowledges that the Collateral Agent, the Administrative Agent, and the Lenders are relying on the foregoing in entering into the Amendment.

World Acceptance Corporation of Alabama
World Acceptance Corporation of Missouri
World Finance Corporation of Georgia
World Finance Corporation of Louisiana
World Acceptance Corporation of Oklahoma, Inc.
World Finance Company of South Carolina, LLC
World Finance Corporation of Tennessee
WFC of South Carolina, Inc.
World Finance Corporation of Illinois
World Finance Corporation of New Mexico
World Finance Company of Kentucky, LLC
World Finance Corporation of Colorado
World Finance Corporation of Wisconsin
WFC Services, Inc.
World Finance Company of Mississippi, LLC World Finance Company of Idaho, LLC World Finance Company of Utah, LLC

By
Name
Title
WFC Limited Partnership

By WFC of South Carolina, Inc.,
as sole general partner
By
Name Title

EXHIBIT A

Revisions to Schedule 6.2 of the Credit Agreement

SCHEDULE 6.2
SUBSIDIARIES

Name	Jurisdiction of Organization	Owner	Percentage Ownership
WAC Insurance Company, Ltd.	Turks and Caicos Island	World Acceptance Corporation	100%
WFC of South Carolina, Inc.	South Carolina	World Acceptance Corporation	100%
World Acceptance Corporation of Alabama	Alabama	World Acceptance Corporation	100%
World Acceptance Corporation of Missouri	Missouri	World Acceptance Corporation	100%
World Finance Company of Georgia, LLC	Georgia	World Acceptance Corporation	100%
World Finance Corporation of Illinois	Illinois	World Acceptance Corporation	100%
World Finance Corporation of Louisiana	Louisiana	World Acceptance Corporation	100%
World Finance Corporation of New Mexico	New Mexico	World Acceptance Corporation	100%
World Finance Corporation of South Carolina, LLC	South Carolina	World Acceptance Corporation	100%
World Finance Corporation of Tennessee	Tennessee	World Acceptance Corporation	100%
World Finance Company of Indiana, LLC	Indiana	World Acceptance Corporation	100%
World Acceptance Corporation of Oklahoma, Inc.	Oklahoma	World Acceptance Corporation	100%
World Acceptance Limited Partnership	Oklahoma	World Acceptance Corporation of Oklahoma, Inc (99%) and WFC of South Carolina, Inc. (1%)	100%
WFC Limited Partnership	Texas	World Acceptance Limited Partnership (99%) and WFC of South Carolina, Inc. (1%)	100%
World Finance Corporation of Kentucky, LLC	Kentucky	World Acceptance Corporation	100%
World Finance Corporation of Colorado	Colorado	World Acceptance Corporation	100%
World Finance Company of Mississippi, LLC	Mississippi	World Acceptance Corporation	100%
World Finance Company of Idaho, LLC	Idaho	World Acceptance Corporation	100%
WFC Services, Inc., a South Carolina corporation	South Carolina	World Acceptance Corporation	100%
World Finance Corporation of Wisconsin, a Wisconsin corporation	Wisconsin	World Acceptance Corporation	100%
World Finance Company of Utah, LLC	Utah	World Acceptance Corporation	100%